                                                                    Exhibit 10.2


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                                      Mexico City, June 11, 2003



AOL DE MEXICO, S. DE R.L. DE C.V.
Blvd. Manuel Avila Camacho 36 Piso 5
Col. Lomas de Chapultepec
Mexico, D.F.     11000



                                        Att'n: Ing. Eduardo Alberto Escalante C.
                                                    General Director





Dear Mr. Escalante:

We refer to the telephone conversations taken between Telefonos de Mexico, S.A. de C.V. ("Telmex") and AOL Mexico S. De R.L. de C.V. ("AOL"), for the hiring and provision of the services of Internet Ports. To this effect, please find the following proposal:

         1. Within the terms and conditions here written, AOL will increase additionally [**] Internet Ports to its actual volume of [**] Internet Ports making a total of [**] Internet Ports. The [**] new Internet Ports list is attached to this letter being part of it.

         2. The Internet Ports will be delivered according to a defined schedule by Telmex with the objective of having them in operation by July 1, 2003.

         3. From June 1, 2003 until June 30, 2005, the unit price per port is $[**] ([**] pesos, Actual Legal Currency in the United Mexican States [**]/100), plus the tax to the agregated value. This price includes the hiring of the necessary connections for the information transfer and Internet connection.

         4. AOL recognizes that today it owes Telmex for the concept of anticipated cancellations of Internet Ports, in the total amount of $[**] ([**] pesos, actual currency in the United Mexican States [**]/100). Telmex will grant AOL a reduction in favor of AOL in the total amount of US$[**] ([**] dollars, actual legal currency in the United States of America [**]/100) if AOL pays Telmex the difference between the mentioned amounts in this paragraph (remaining amount), within the following working day after the signature date of the agreement to which number 6 of this letter refers. To the effect of calculating the total amount that must be paid by AOL and with the finality of having the exchange rate of the amount of the reduction, it will be considered, the exchange rate published by the Banco de Mexico in the "Diario Oficial de la Federacion" on the payment date to Telmex.

         5. The expiration date of the Internet Ports provided pursuant to this letter will be 2 years, running from July 1, 2003 until June 30, 2005.

         6. During the 60 (sixty) working days following the date of this letter, AOL and Telmex will negotiate a Services Agreement with the purpose of including specifically, the Telmex and AOL obligations, including without limitation, the service levels and cancellations costs; taking into consideration that what is written here, will have to be included in the mentioned agreement.

         7. Both parties are obligated to respect and keep confidential this letter, and any other information related herewith, that is made known to the other party verbally or in writing, delivered and/or transmitted by mail, fax, e-mail, telex or any other means, (the "Confidential Information"), and therefore, the receiver of the Confidential Information recognizes that this information may not be directly or indirectly, nor by third parties or in any other way, transfered, published, reproduced or made known to third parties at any time. Failure to comply with the foregoing will cause the receiving party to be subject to applicable sanctions under Mexican law. Additionally, neither party shall use the Confidential Information for its exclusive benefit nor shall it use the Confidential Information to the detriment of the other party who is obligated to maintain the confidentiality of the Confidential Information.

Telmex and AOL recognize and agree that the information will not be considered as Confidential Information when: (i) the receiving party had the information in its possession and was not subject to a confidentiality obligation prior to disclosure of such information by the disclosing party; (ii) It is known by the public other than through the negligence or fraud of the receiving party; (iii) it is received legitimately from a third party without any restriction or (iv) Telmex, AOL and/or their respective parent companies (For AOL it is America Online Latin America, Inc.) or their subsidiaries need to reveal the terms of this letter to the Securities and Exchange Commission of the United States of America as required by law.

Please sign this letter in order to have evidence of our agreement in this respect.

                                       Sincerely,

                                       Telefonos de Mexico, S.A. de C.V.




                                       /s/ Sergio Rodriquez Moleda
                                       -----------------------------------------
                                       By:  Lic. Sergio Rodriquez Moleda
                                       Title:  Legal Representative



Agreed and Accepted:

AOL de Mexico, S. de R.L. de C.V.




/s/ Eduardo A. Escalante
--------------------------------------------
By:  Ing. Eduardo Alberto Escalante C.
Title: President



                                   Internet Ports           Additional Ports
                               Currently Installed By     Ordered Pursuant To         Total Existing And
                                  Telmex For AOL          This Letter Agreement      Additional Ordered Ports
                            -------------------------   ------------------------    ------------------------
Acapulco                                [**]                        --                         [**]

Aguascalientes                          [**]                       [**]                        [**]

Campeche                                                           [**]                        [**]

Cancun                                  [**]                       [**]                        [**]

Celaya                                                             [**]                        [**]

Ciudad de Mexico                        [**]                       [**]                        [**]

Ciudad de Carmen                                                   [**]                        [**]

Ciudad Juarez                           [**]                       [**]                        [**]

Ciudad Obregon                                                     [**]                        [**]

Ciudad Valles                                                      [**]                        [**]

Cordoba                                                            [**]                        [**]

Cuautla                                                            [**]                        [**]

Cuernavaca                              [**]                       [**]                        [**]

Culiacan                                [**]                       [**]                        [**]

Chihuahua                               [**]                       [**]                        [**]

Durango                                                            [**]                        [**]

GAN                                                                [**]                        [**]

Guadalajara                             [**]                       [**]                        [**]

Guanajuato                                                         [**]                        [**]

Hermosillo                                                         [**]                        [**]

Irapuato                                                           [**]                        [**]

Jalapa                                  [**]                       [**]                        [**]

Leon                                    [**]                       [**]                        [**]

Matamoros                                                          [**]                        [**]

Mazatlan                                [**]                         -                         [**]

Merida                                  [**]                       [**]                        [**]

Mexicali                                [**]                       [**]                        [**]

Monterrey                               [**]                       [**]                        [**]

Morelia                                 [**]                       [**]                        [**]

Nuevo Laredo                                                       [**]                        [**]

Oaxaca                                  [**]                       [**]                        [**]

Ocotlan                                                            [**]                        [**]

Orizaba                                                            [**]                        [**]

Pachuca                                                            [**]                        [**]

Poza Rica                                                          [**]                        [**]

Puebla                                  [**]                       [**]                        [**]

Puerto Vallarta                         [**]                       [**]                        [**]

Queretaro                               [**]                       [**]                        [**]

Reynosa                                                            [**]                        [**]

Saltillo                                                           [**]                        [**]

San Andres Tuxtla                                                  [**]                        [**]

San Luis Potosi                         [**]                       [**]                        [**]

Tampico                                 [**]                       [**]                        [**]

Tehuacan                                                           [**]                        [**]

Tepatitlan                                                         [**]                        [**]

Tepic                                                              [**]                        [**]

Texcoco                                                            [**]                        [**]

Tijuana                                                            [**]                        [**]

Tlaxcala                                                           [**]                        [**]

Toluca                                                             [**]                        [**]





                                   Internet Ports           Additional Ports
                               Currently Installed By     Ordered Pursuant To         Total Existing And
                                  Telmex For AOL          This Letter Agreement      Additional Ordered Ports
                            -------------------------   ------------------------    ------------------------
Torreon                                                            [**]                        [**]

Tula                                                               [**]                        [**]

Tulancingo                                                         [**]                        [**]

Tuxtla Gutierrez                                                   [**]                        [**]

Veracruz                                [**]                       [**]                        [**]

Villahermosa                            [**]                       [**]                        [**]

Zacatecas                                                          [**]                        [**]

Puertos Nuevos                                                     [**]                        [**]

Puertos Existentes                      [**]                                                   [**]

Totales                                 [**]                       [**]                        [**]









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